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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               FORM 8-K EQUIVALENT


                                 CURRENT REPORT


       Date of Report (Date of Earliest Event Reported): October 24, 2003

                              BIRDS EYE FOODS, Inc.
               (Exact Name of Registrant as Specified in Charter)


              Delaware                                                                  16-0845824
----------------------------------------------  -----------------------     -----------------------------------
(State or other jurisdiction of incorporation)  (Commission File Number)    (IRS Employer Identification Number)


          90 Linden Oaks, PO Box 20670, Rochester, New York 14602-0670
         -------------------------------------------------- -----------
               (Address of Principal Executive Offices)     (Zip Code)


        Registrant's Telephone Number Including Area Code: (585) 383-1850
                                                           --------------











o This Form 8-K Equivalent is only being filed pursuant to a requirement contained in the indenture governing Birds Eye Foods, Inc.'s 11-7/8 Percent Senior Subordinated Notes Due 2008.

Item 9.    Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is a copy of a press release of Birds Eye Foods, Inc. announcing an irrevocable notice of partial redemption to be sent to holders of its 11-7/8% Notes due 2008.

                                                     SIGNATURES

         The Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           BIRDS EYE FOODS, INC.



Date:    October 24, 2003          By:   /s/ Earl L. Powers
         -----------------               -------------------------------------
                                         Earl L. Powers,
                                         Executive Vice President Finance and
                                         Chief Financial Officer and Secretary
                                         (Principal Financial Officer and
                                         Principal Accounting Officer)

                                INDEX TO EXHIBITS


Exhibit No.                                 Description
-----------                                 -----------

   99.1 Press release of Birds Eye Foods, Inc. announcing an irrevocable notice of partial redemption to be sent to holders of its 11-7/8% Notes due 2008.